united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-22440

Alternative Strategies Income Fund
(Exact name of registrant as specified in charter)

2132 Deep Water Lane, Suite 232 Naperville, IL	60565
(Address of principal executive offices)	(Zip code)

Ultimus Fund Solutions, LLC.
80 Arkay Drive Suite 110, Hauppauge, NY 11788
(Name and address of agent for service)

Registrant’s telephone number, including area code:	631-470-2619

Date of fiscal year end:	6/30

Date of reporting period:	6/30/25

Item 1. Reports to Stockholders.

(a)

Alternative Strategies Income Fund
Symbols: LTAFX, LTCFX, LTIFX
www.LTAFX.com

Annual Financial Statements and
Additional Information
June 30, 2025

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money. Fund shares are not FDIC insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal. You may find the prospectus documents for free by calling toll-free (+1-877-803-6583) or visiting www.LTAFX.com.

Distributed by Ladenburg Thalmann & Co. Inc.

Alternative Strategies Income Fund
Annual Financial Statements
TABLE OF CONTENTS

Shareholder Letter	Page 1
Portfolio Review	Page 3
Schedule of Investments	Page 4
Statements of Assets and Liabilities	Page 6
Statements of Operations	Page 7
Statements of Changes in Net Assets	Page 8
Financial Highlights	Page 10
Notes to Financial Statements	Page 13
Report of Independent Registered Public Accounting Firm	Page 21
Additional Information	Page 22
Trustee Table	Page 24
Privacy Policy	Page 26

Dear Alternative Strategies Income Fund Shareholders,

We want to thank you for your investment in the Alternative Strategies Income Fund (the “Fund”). We appreciate the trust you have placed in SCG Asset Management and this unique investment strategy. We seek to take advantage of volatility in the equity markets by constructing a diversified portfolio of laddered, short-term, structured notes that can generate attractive coupon yields when the underlying reference asset trades within a predetermined price range. This letter addresses the Fund’s fiscal year ended June 30, 2025.

The Fund continues to be fully invested in a proprietary equity-linked structured note strategy. The Fund pays SCG Asset Management a fixed management fee of 1.50% of the Fund’s average daily net assets.

As of June 30, 2025, the Fund’s portfolio consisted of approximately 92% structured notes, and 8% cash. The performance of the Fund’s Class A, Class C and Class I shares for the fiscal year ended June 30, 2025 was 17.11%, 16.36% and 17.48%, respectively. The annual distribution for Class A shareholders for the fiscal year ended June 30, 2025 was 19.70% and is based on the quarterly distribution amount divided by the Net Asset Value on the distribution date as detailed in the schedule below. The performance of the Bloomberg U.S. Aggregate Bond Index, the S&P 500 Total Return Index, and the NASDAQ Composite Index for this same time period was 6.08%, 15.16%, and 14.87%, respectively. Excluding Fund level expenses, total profit for the year ended June 30, 2025 from the structured notes was approximately $2,830,000. The structured notes, while marked-to-market daily, only realize losses at maturity if the price of the underlying referenced equity is below the barrier. Otherwise, each note will return 100% of the principal, plus interest, at maturity.

During the fiscal year ended June 30, 2025, the Fund received interest payments from the structured note portfolio totaling approximately $3,266,000. As of June 30, 2025, the Fund’s portfolio consisted of twenty-seven Phoenix Autocallable Notes. Two of the structured notes held on June 30, 2025 did not make coupon payments on its previous observation date as a result of the price of the underlying stock being below the barrier threshold on the observation day. If the price of the underlying stock on these notes is above the barrier threshold on their next observation dates, the coupon payment will be made, not only for the current coupon payment period, but also for the previously missed coupon payments. There were twenty-two notes that matured during the year. The underlying stock of nine of these notes traded below the barrier threshold on maturity. The Fund received $8,038,002 of the $10,500,000 total principal for the twenty-two notes maturing during the fiscal year ended June 30, 2025. Thirty notes were called during the fiscal year ended June 30, 2025 as a result of each note’s underlying stock price exceeding the issue price on the note’s observation date. For each of these notes, the Fund received the full principal amount plus the interest for the period.

The Fund’s current annual distribution rate for the year ended June 30, 2025 is 19.70%.

Sincerely,

SCG Asset Management LLC

Dividends and distributions are not guaranteed. The annual distribution for Class A shareholders for the fiscal year ended June 30, 2025 was 19.70% and is based on the quarterly distribution per share divided by the Net Asset Value (NAV) on the distribution date as detailed in the schedule below.

Distribution Date	NAV per Class A Share	Distribution per Class A Share	Distribution Rate

9/15/2024	$14.82	$0.5051	3.41%
12/15/2024	$14.92	$0.7503	5.03%
3/15/2025	$13.55	$0.6553	4.84%
6/15/2025	$14.25	$0.9148	6.42%
Total			19.70%

Distribution Rates will vary. Distribution amounts may include net investment income, capital gains and/or return of capital. Distribution amounts are not indicative of fund performance. The distribution yield for each quarter is calculated by dividing the distribution amount by the NAV on that quarter’s distribution date. The distribution yield for each quarter is added together to get the annual distribution yield.

The Fund does not constitute a balanced investment program and does not guarantee it will meet its investment objective. An investment in the Fund is subject to a number of risks. Please refer to the Fund’s prospectus for discussion on potential risk and other information regarding your investment in the Fund. Shares of mutual funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any agency, and involve investment risks, including the possible loss of the principal amount you invested.

Comparisons to indexes have limitations because indexes have volatility and other material characteristics that may differ from a particular mutual fund. Any indexes and other financial benchmarks are provided for illustrative purposes only. The volatility of any index is materially different from the model portfolio or Fund. Particularly, an index has results that do not represent actual trading or any material economic and market factors that might have had an impact on the adviser’s decision-making. It is not possible to invest directly in an index. Index and fund performance do not reflect the deduction of any fees or expenses.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark. The performance data quoted here is historical in nature. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The performance data does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares or sales charges. The Fund’s total gross annual operating expense is 4.36%, 5.35% and 4.30% before fee waivers, per the Fund’s October 28, 2024 prospectus, for Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses are 3.02%, 3.67% and 2.77% for Class A, Class C and Class I, respectively. Shares of Class A are subject to a maximum sales charge imposed on purchases of 4.25%.

SCG Asset Management LLC is a SEC Registered Investment Adviser under the Investment Advisers Act of 1940 (“Advisers Act”). For a free copy of the prospectus and other information, please call 833-860-1407 or visit www.ltafx.com.

Alternative Strategies Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2025

The Fund’s Performance Figures for the Periods Ending June 30, 2025 Compared to Its Benchmarks

		Average	Average	Average
		Annual Return	Annual Return	Annual Return
	One Year (a)	Five Years (a)	Ten Years (a)	Since Inception (a)
Alternative Strategies Income Fund:
Class A, without Sales Load *	17.11%	7.02%	1.43%	1.74%
Class A, with Sales Load **	12.13%	6.10%	0.99%	1.45%
Class C ***	16.36%	6.33%	0.73%	(0.27)%
Class I ****	17.48%	7.18%	N/A	0.90%
Bloomberg U.S. Aggregate Bond Index	6.08%	(0.73)%	1.76%	2.15%
NASDAQ Composite Index(CCMP)	14.87%	15.16%	15.11%	15.67%
S&P 500 Total Return Index	15.16%	16.64%	13.65%	14.26%

*	Class A commenced operations on September 28, 2010.

**	Adjusted for initial maximum sales charge of 4.25%. Prior to October 1, 2017, sales charge was 6.00%.

***	Class C commenced operations on January 21, 2015.

****	Class I commenced operations on July 17, 2017.

(a)	Total returns are calculated based on unadjusted NAVs.

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through’s), ABS, and CMBS. The Bloomberg U.S. Aggregate Bond Index rolls up into other Bloomberg Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. Investors cannot invest directly in an index or benchmark.

The NASDAQ Composite Index (CCMP) is a broad-based capitalization-weighted index of stocks in all three NASDAQ tiers: Global Select, Global Market and Capital Market. Investors cannot invest directly in an index or benchmark.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $10,000 Investment

The performance data quoted here is historical in nature. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expense, including underlying funds, is 4.36%, 5.35% and 4.30% before fee waivers, per the Fund’s October 28, 2024 prospectus, for Class A, Class C and Class I, respectively. After fee waivers, the Fund’s total annual operating expenses, excluding acquired fund fees and expenses, are 3.02%, 3.67% and 2.77% for Class A, Class C and Class I, respectively. Shares of Class A are subject to a maximum sales charge imposed on purchases of 4.25%. The performance data does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. Performance prior to December 17, 2021 is that of the Fund’s previous investment adviser who utilized different investment strategies than the Fund’s current investment adviser. For performance information current to the most recent month-end, please call 1-877-803-6583.

Portfolio Analysis as of June 30, 2025
Sector	Percent of Net Assets
Structured Notes	93.3%
Short-Term Investment	7.6%
Liabilities in Excess of Other Assets	(0.9)%
Total	100.0%

Alternative Strategies Income Fund
PORTFOLIO OF INVESTMENTS
June 30, 2025

Principal
Amount ($)		Reference Asset	Coupon Rate (%)	Maturity Date	Fair Value
	STRUCTURED NOTES - 93.3%
	APPLICATION SOFTWARE - 7.0%
500,000	UBS A.G. Callable Structured Note (a)(b)	Strategy Inc.	24.90	3/5/2026	$517,650
500,000	Credit Agricole Corporate & Investment Bank S.A., Callable Structured Note (a)(b)	Unity Software Inc.	21.42	9/16/2026	508,950
					1,026,600
	AUTO PARTS - 3.5%
500,000	BNP Paribas S.A. Callable Structured Note (a)(b)	QuantumScape Corp.	26.00	11/26/2025	505,650

	AUTOMOBILES - 6.1%
500,000	GS Finance Corporation Callable Structured Note (a)(b)	Lucid Group Inc.	39.80	2/6/2026	489,150
400,000	BBVA Global Securities BV, Callable Structured Note (a)(b)	Tesla Inc.	20.35	3/20/2026	402,520
					891,670
	AUTOMOTIVE RETAILERS - 7.3%
500,000	GS Finance Corporation Callable Structured Note (a)(b)	Avis Budget Group Inc.	29.70	10/6/2025	534,100
500,000	Morgan Stanley Finance, LLC Callable Structured Note (a)(b)	Carvana Co.	29.40	7/16/2026	527,900
					1,062,000
	BASE METALS - 4.4%
700,000	Royal Bank of Canada, Callable Structured Note (a)(b)	Alcoa Corporation	18.00	4/10/2026	643,790

	BIOTECHNOLOGY - 2.8%
500,000	HSBC USA, Inc. Callable Structured Note (a)(b)	Viking Therapeutics Inc.	28.20	5/12/2026	415,150

	CONSUMER FINANCE - 3.3%
500,000	Morgan Stanley Finance, LLC Callable Structured Note (a)(b)	Upstart Holdings Inc.	38.30	12/4/2025	479,550

	ELECTRONICS COMPONENTS - 5.0%
750,000	National Bank of Canada Callable Structured Note (a)(b)	Enovix Corporation	36.20	1/16/2026	723,825

	FOOD & DRUG STORES - 3.7%
500,000	JPMorgan Chase Financial Company, LLC Callable Structured Note (a)(b)	Hims & Hers Health Inc.	35.00	10/27/2025	537,850

	INFRASTRUCTURE SOFTWARE - 8.7%
500,000	Societe Generale S.A., Callable Structured Note (a)(b)	IonQ Inc.	41.56	1/30/2026	536,950
700,000	Santander Global Inssuances BV, Callable Structured Note (a)(b)	Snowflake Inc.	23.15	10/14/2025	730,488
					1,267,438
	INSTITUTIONAL TRUST, FIDUCIARY & CUSTODY - 3.5%
500,000	BBVA Global Securities BV, Callable Structured Note (a)(b)	Coinbase Global, Inc.	30.50	12/19/2025	509,000

	INTERNET MEDIA & SERVICES - 6.2%
500,000	Toronto-Dominion Bank (The) Callable Structured Note (a)(b)	Lyft, Inc.	22.00	11/17/2025	484,850
500,000	BBVA Global Securities BV, Callable Structured Note (a)(b)	Snap Inc.	25.36	8/6/2025	428,100
					912,950

Alternative Strategies Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2025

Principal
Amount ($)		Reference Assets	Coupon Rate (%)	Maturity Date	Fair Value
	STRUCTURED NOTES - 93.3% (Continued)
	INVESTMENT COMPANIES - 7.0%
500,000	JPMorgan Chase Financial Company, LLC Callable Structured Note (a)(b)	MARA Holdings Inc.	30.70	5/21/2026	$500,250
500,000	JPMorgan Chase Financial Company, LLC Callable Structured Note (a)(b)	Riot Platforms Inc.	31.55	6/17/2026	515,750
					1,016,000
	MARINE SHIPPING - 4.0%
500,000	GS Finance Corporation Callable Structured Note (a)(b)	Zim Integrated Shipping Services Ltd.	47.25	2/2/2026	580,150

	NON-ALCHOLIC BEVERAGES - 3.5%
500,000	GS Finance Corporation Callable Structured Note (a)(b)	Celsius Holdings Inc.	26.00	1/22/2026	511,550

	OTHER FINANCIAL SERVICES - 3.6%
500,000	Barclays Bank PLC, Callable Structured Note (a)(b)	Affirm Holdings Inc.	23.35	3/10/2026	521,800

	RENEWABLE ENERGY EQUIPMENT- 2.5%
500,000	GS Finance Corporation Callable Structured Note (a)(b)	Sunrun Inc.	32.15	7/21/2025	371,350

	SPECIALTY APPAREL STORES - 1.5%
250,000	Societe Generale S.A. Callable Structured Note (a)(b)	Abercrombie & Fitch Co.	21.17	8/6/2025	220,675

	SPECIALTY ONLINE RETAILERS - 3.6%
500,000	JPMorgan Chase Financial Company, LLC Callable Structured Note (a)(b)	Wayfair Inc.	22.10	7/7/2025	524,650

	SPORTING GOODS - 3.4%
500,000	Morgan Stanley Finance, LLC Callable Structured Note (a)(b)	Peloton Interactive, Inc.	37.30	8/28/2025	496,700

	STEEL PRODUCERS - 2.7%
500,000	Bank of Nova Scotia, Callable Structured Note (a)(b)	Cleveland-Cliffs, Inc.	19.03	12/18/2025	395,450

	TOTAL STRUCTURED NOTES (Cost $13,789,866)				13,613,798
Shares
	SHORT-TERM INVESTMENT - 7.6%
	MONEY MARKET FUND - 7.6%
1,103,911	First American Government Obligations Fund Class X, 4.25% (c)				1,103,911
	TOTAL SHORT-TERM INVESTMENT (Cost - $1,103,911)

	TOTAL INVESTMENTS - 100.9% (Cost - $14,893,777)				$14,717,709
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.9)%				(130,926)
	NET ASSETS - 100.0%				$14,586,783

(a)	Fixed contingent rate security.

(b)	The notes will pay a Contingent Coupon on each Contingent Coupon Payment Date on a quarterly basis if the closing level of each Reference Asset on the applicable quarterly Observation Date is greater than its Coupon Barrier Level. However, if the closing level of any Reference Asset is less than or equal to its Coupon Barrier Level on an Observation Date, the notes will not pay the Contingent Coupon for that Observation Date.

(c)	Rate disclosed is the seven day effective yield as of June 30, 2025.

Alternative Strategies Income Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2025

Assets:

Investments in Securities at Value (identified cost $14,893,777)	$14,717,709
Interest Receivable	4,723
Prepaid Expenses and Other Assets	9,936
Total Assets	14,732,368

Liabilities:
Distributions Payable	32,960
Accrued Advisory Fees	161
Accrued Distribution/Shareholder Servicing Fees	28,218
Payable to Related Parties	29,443
Other Accrued Expenses	54,803
Total Liabilities	145,585

Net Assets	$14,586,783

Composition of Net Assets:
Net Assets consisted of:
Paid-in-Capital	$26,001,245
Accumulated Deficit	(11,414,462)
Net Assets	$14,586,783

Class A Shares
Net Assets	$5,999,674
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	411,663
Net Asset Value and Redemption Price Per Share	$14.57
(Net Assets divided by shares outstanding) Offering Price Per Share ($14.57/0.9575)	$15.22

Class C Shares
Net Assets	$550,871
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	40,445
Net Asset Value, Offering and Redemption Price Per Share (1) (Net Assets divided by shares outstanding)	$13.62

Class I Shares
Net Assets	$8,036,238
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	544,275
Net Asset Value, Offering and Redemption Price Per Share (Net Assets divided by shares outstanding)	$14.77

(1)	Class C Shares are subject to a 1.00% early withdrawal charge on shares repurchased less than 365 days after purchase date.

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Income Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2025

Investment Income:
Interest Income	$3,335,698
Total Investment Income	3,335,698

Expenses:
Investment Advisory Fees	224,762
Shareholder Servicing Fees
Class A	17,022
Class C	1,404
Distribution Fees
Class C	4,212
Administration Fees	69,470
Audit Fees	43,466
Registration & Filing Fees	39,097
Fund Accounting Fees	36,932
Transfer Agent Fees	36,301
Printing Expense	28,338
Legal Fees	26,757
Chief Compliance Officer Fees	26,008
Trustees’ Fees	22,966
Third Party Administrative Services Fees	20,187
Insurance Expense	9,590
Custody Fees	4,998
Miscellaneous Expenses	8,383
Total Expenses	619,893
Less: Fees Waived/Reimbursed by Advisor	(185,861)
Net Expenses	434,032

Net Investment Income	2,901,666

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on Investments	(2,410,348)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	1,818,138

Net Realized and Unrealized Loss on Investments	(592,210)

Net Increase in Net Assets Resulting From Operations	$2,309,456

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2025	June 30, 2024
Operations:
Net Investment Income	$2,901,666	$2,490,154
Net Realized Loss on Investments	(2,410,348)	(2,277,405)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,818,138	(1,462,528)
Net Increase (Decrease) in Net Assets Resulting From Operations	2,309,456	(1,249,779)

Distributions to Shareholders From:
Distributions Paid From Earnings
Class A	(1,285,675)	(948,552)
Class C	(108,913)	(150,281)
Class I	(1,488,897)	(1,396,669)
Return of Capital
Class A	—	(72,632)
Class C	—	(6,488)
Class I	—	(74,857)
Total Distributions to Shareholders	(2,883,485)	(2,649,479)

From Shares of Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued	1,113,472	4,282,203
Distributions Reinvested	198,980	215,561
Cost of Shares Redeemed	(2,496,597)	(1,009,357)
Total Class A	(1,184,145)	3,488,407

Class C
Distributions Reinvested	14,178	23,937
Cost of Shares Redeemed	(53,041)	(595,844)
Total Class C	(38,863)	(571,907)

Class I
Proceeds from Shares Issued	1,099	279,271
Distributions Reinvested	961,513	1,253,673
Cost of Shares Redeemed	(177,301)	(2,098,100)
Total Class I	785,311	(565,156)

Total From Shares of Beneficial Interest Transactions	(437,697)	2,351,344

Total Decrease in Net Assets	(1,011,726)	(1,547,914)

Net Assets:
Beginning of Year	15,598,509	17,146,423
End of Year	$14,586,783	$15,598,509

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Income Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	June 30, 2025	June 30, 2024 (a)
SHARE ACTIVITY:
Class A
Shares Issued	74,805	256,622
Shares Reinvested	13,883	12,817
Shares Redeemed	(174,023)	(56,654)
Net Increase (Decrease) in Shares of Beneficial Interest	(85,335)	212,785

Class C
Shares Reinvested	1,048	1,482
Shares Redeemed	(3,881)	(35,646)
Net Decrease in Shares of Beneficial Interest	(2,833)	(34,164)

Class I
Shares Issued	85	17,386
Shares Reinvested	66,086	73,800
Shares Redeemed	(12,313)	(121,174)
Net Increase (Decrease) in Shares of Beneficial Interest	53,858	(29,988)

(a)	Effective September 21, 2023, the Fund had a four-for-one reverse stock split. Also, share amounts for the periods have been adjusted to give effect to the four-for-one stock split.

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Income Fund - Class A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	For the Year Ended June 30,
	2025		2024(g)		2023(g)		2022(g)		2021(g)
Net Asset Value, Beginning of Year	$15.09		$19.40		$20.40		$25.80		$19.12
Increase (decrease) From Operations:
Net investment income (a)	2.78		1.77		2.04		0.92		0.44
Net gain (loss) from investments (both realized and unrealized)	(0.47)		(3.15)		(0.84)		(4.64)		7.76
Total from operations	2.31		(1.38)		1.20		(3.72)		8.20
Less Distributions:
From net investment income	(2.83)		(2.77)		(2.04)		(1.00)		(0.08)
From return of capital	—		(0.16)		(0.16)		(0.68)		(1.44)
Total Distributions	(2.83)		(2.93)		(2.20)		(1.68)		(1.52)
Net Asset Value, End of Year	$14.57	(e)	$15.09	(e)	$19.40	(e)	$20.40	(e)	$25.80	(e)
Total Return (b)	17.11	% (e)	(7.67	)% (e)	5.76	% (e)	(15.38	)% (e)	44.33	% (e)
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$6,000		$7,499		$5,517		$5,662		$6,938
Ratio to average net assets (including incentive fee):
Expenses, Gross (c)(f)	4.23%		5.32%		6.12%		3.95%		3.22%
Expenses, Net of Reimbursement (c)(f)	3.00%		3.90%		5.37%		3.01%		1.85%
Net investment income, Net of Reimbursement (c)(d)	19.07%		15.76%		9.95%		3.68%		2.03%
Portfolio turnover rate	162.11%		149.37%		105.29%		86.39%		0.11%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends, returns of capital and capital gains distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower. Class A total return does not reflect the applicable sales load.

(c)	Does not include expenses of other investment companies in which the Fund invests.

(d)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Ratios to average net assets (excluding incentive fee effective October 28, 2022 through September 30, 2023)

Expenses, Gross	4.34%	3.75%	3.38%
Expenses, Net of Reimbursement	3.00%	3.00%	2.44%

(g)	Effective September 21, 2023, the Fund had a four-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the four-for-one stock split.

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Income Fund - Class C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	For the Year Ended June 30,
	2025		2024(g)		2023(g)		2022(g)		2021(g)
Net Asset Value, Beginning of Year	$14.22		$18.36		$19.32		$24.60		$18.36
Increase (decrease) From Operations:
Net investment income (a)	2.56		1.41		1.80		0.64		0.28
Net gain (loss) from investments (both realized and unrealized)	(0.49)		(2.79)		(0.80)		(4.32)		7.44
Total from operations	2.07		(1.38)		1.00		(3.68)		7.72
Less Distributions:
From net investment income	(2.67)		(2.61)		(1.80)		(0.96)		(0.08)
From return of capital	—		(0.15)		(0.16)		(0.64)		(1.40)
Total Distributions	(2.67)		(2.76)		(1.96)		(1.60)		(1.48)
Net Asset Value, End of Year	$13.62	(e)	$14.22	(e)	$18.36	(e)	$19.32	(e)	$24.60	(e)
Total Return (b)	16.36	% (e)	(8.07	)% (e)	5.13	% (e)	(15.94	)% (e)	43.32	% (e)
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$551		$615		$1,423		$1,570		$2,902
Ratio to average net assets (including incentive fee):
Expenses, Gross (c)(f)	4.99%		6.32%		6.86%		4.69%		3.97%
Expenses, Net of Reimbursement (c)(f)	3.65%		4.71%		6.01%		3.61%		2.50%
Net investment income, Net of Reimbursement (c)(d)	18.66%		15.54%		9.28%		2.57%		1.31%
Portfolio turnover rate	162.11%		149.37%		105.29%		86.39%		0.11%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends, returns of capital and capital gains distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(c)	Does not include expenses of other investment companies in which the Fund invests.

(d)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Ratios to average net assets (excluding incentive fee effective October 28, 2022 through September 30, 2023)

Expenses, Gross	5.33%	4.50%	4.11%
Expenses, Net of Reimbursement	3.65%	3.65%	3.04%

(g)	Effective September 21, 2023, the Fund had a four-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the four-for-one stock split.

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Income Fund - Class I
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	For the Year Ended June 30,
	2025		2024(g)		2023(g)		2022(g)		2021(g)
Net Asset Value, Beginning of Year	$15.26		$19.60		$20.60		$26.00		$19.24
Increase (decrease) From Operations:
Net investment income (a)	2.90		1.67		2.12		1.24		0.48
Net gain (loss) from investments (both realized and unrealized)	(0.52)		(3.03)		(0.84)		(4.96)		7.80
Total from operations	2.38		(1.36)		1.28		(3.72)		8.28
Less Distributions:
From net investment income	(2.87)		(2.82)		(2.12)		(1.00)		(0.08)
From return of capital	—		(0.16)		(0.16)		(0.68)		(1.44)
Total Distributions	(2.87)		(2.98)		(2.28)		(1.68)		(1.52)
Net Asset Value, End of Year	$14.77	(e)	$15.26	(e)	$19.60	(e)	$20.60	(e)	$26.00	(e)
Total Return (b)	17.48	% (e)	(7.46	)% (e)	6.04	% (e)	(15.22	)% (e)	44.53	% (e)
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$8,036		$7,484		$10,206		$10,419		$5,884
Ratio to average net assets (including incentive fee):
Expenses, Gross (c)(f)	4.00%		5.26%		5.88%		3.73%		2.97%
Expenses, Net of Reimbursement (c)(f)	2.75%		3.78%		5.13%		2.95%		1.60%
Net investment income, Net of Reimbursement (c)(d)	19.69%		16.14%		10.20%		4.85%		2.16%
Portfolio turnover rate	162.11%		149.37%		105.29%		86.39%		0.11%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends, returns of capital and capital gains distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(c)	Does not include expenses of other investment companies in which the Fund invests.

(d)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Ratios to average net assets (excluding incentive fee effective October 28, 2022 through September 30, 2023)

Expenses, Gross	4.28%	3.50%	3.16%
Expenses, Net of Reimbursement	2.75%	2.75%	2.38%

(g)	Effective September 21, 2023, the Fund had a four-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the four-for-one stock split.

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Income Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2025

1.	ORGANIZATION

Alternative Strategies Income Fund (the “Fund”), formerly known as Alternative Strategies Fund, was organized as a Delaware statutory trust on June 15, 2010 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The investment objective of the Fund is to seek attractive risk-adjusted returns with low to moderate volatility and low correlation to the broader markets, through a concentrated alternative investment approach with an emphasis on income generation. The Fund pursues its investment objective by investing primarily in structured notes.

The Fund currently offers Class A, Class C and Class I shares. Class A shares commenced operations on September 28, 2010, Class C shares commenced operations on January 21, 2015 and Class I shares commenced operations on July 17, 2017. Class A shares are offered at net asset value plus a maximum sales charge of 4.25%. Class C and I shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Operating Segments - The Fund has adopted FASB ASU 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the portfolio manager and Chief Financial Officer of the Trust. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Valuation of Fund of Funds - The Fund may invest in funds of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a market price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Valuation of Structured Notes- Structured notes are notes where the principal and/or interest rate or value of the structured note is determined by reference to the performance of an underlying reference asset. Underlying reference assets may include

Alternative Strategies Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2025

a security, a basket of equity securities, a market index or a commodity. Structured notes are valued at fair value based on daily price reporting from the counterparty issuing the structured note.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Fund’s fair value committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Fund, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

Fair Valuation Process. As noted above, the fair value committee is composed of one or more representatives from each of the (i) Fund, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio

Alternative Strategies Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2025

security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2025 for the Fund’s assets measured at fair value:

Assets*	Total	Level I	Level 2	Level 3
Structured Notes	$13,613,798	$—	$13,613,798	$—
Short-Term Investment	1,103,911	1,103,911	—	—
Total	$14,717,709	$1,103,911	$13,613,798	$—

*	Refer to the Portfolio of Investments for industry classifications.

The Fund held no Level 3 securities as of June 30, 2025.

The Fund had no unfunded commitments as of the year ended June 30, 2025.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Distributions from Real Estate Investment Trusts – Distribution from Real Estate Investment Trusts are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available.

Interest Income on Structured Notes – Interest from Structured notes is not accrued daily but is considered as part of the daily valuation and recorded as interest income when earned at the respective coupon payment date.

Alternative Strategies Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2025

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended June 30, 2022, through June 30, 2024, or expected to be taken in the Fund’s June 30, 2025, tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended June 30, 2025 the Fund did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Distributions to Shareholders – Distributions from investment income are declared and recorded on a daily basis and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

All or a portion of a distribution may consist of return of capital, shareholders should not assume that the source of a distribution is net income.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – SCG Asset Management, LLC (“SCG”) serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for these services and the related expenses borne by the Adviser, the Fund has agreed to pay the Adviser under the Investment Management Agreement a monthly fee calculated at an annual rate of 1.50% of the average daily net assets of the Fund.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (excluding front-end or contingent deferred loads, taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired (underlying) fund fees and expenses, or extraordinary expenses such as litigation), to the extent that they exceed 3.00%, 3.65% and 2.75% per annum of the Fund’s average daily net assets attributable to Class A, Class C shares and Class I shares, respectively (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from when they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation (at the time of waiver/reimbursement or recapture) to be exceeded. During the year ended June 30, 2025 the Adviser waived fees of $185,861.

Alternative Strategies Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2025

The following amounts are subject to recapture by SCG by the following dates:

June 30,2026	June 30, 2027	June 30, 2028
$138,608	$228,379	$185,861

Ultimus Fund Solutions, LLC (“UFS”) – UFS, provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers of UFS and are not paid any fees directly by the Fund for servicing in such capacities.

In addition, certain affiliates of UFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of UFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Distributor – The distributor of the Fund is Ladenburg Thalmann & Co., Inc. (the “Distributor”). The Board has adopted, on behalf of the Fund, a Shareholder Services Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund may pay 0.25% per year of its average daily net assets of each of Class A and Class C shares for such services. For the year ended June 30, 2025, the Fund incurred shareholder servicing fees of $17,022 and $1,404 for Class A and Class C shares, respectively. Under the Distribution Plan, the Fund pays 0.75% per year of its average daily net assets for such services for Class C shares. For the year ended June 30, 2025, the Fund incurred distributions fees of $4,212 for Class C.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended June 30, 2025, the Distributor received $0 in underwriting commissions for sales of the Fund’s shares, of which $0 was retained by the principal underwriter or other affiliated broker-dealers.

4.	RISKS

Structured Note Risk - The Fund will primarily invest in structured notes. The structured notes may include investments in structured products, securitizations, and other asset-backed securities. Among other risks, the notes (i) are subject to the risks associated with the underlying assets; (ii) will often be leveraged, which will generally magnify the opportunities for gain and risk of loss; (iii) are highly complex, which may cause disputes as to their terms and impact the valuation and liquidity of such positions; and (iv) often contain significant obstacles to asserting “putback” or similar claims against the notes.

These instruments are notes where the principal and/or interest rate or value of the structured note is determined by reference to the performance of an underlying reference asset. Underlying reference assets may include a security or other financial instrument though the Fund primarily invests in structured notes that reference the performance of a particular underlying equity security. The Fund may also invest in structured notes that reference the performance of a basket of equity securities, a market index or a commodity. The interest and/or principal payments that may be made on a structured note may vary widely, depending on a variety of factors, including the volatility of the underlying reference asset. The performance results of structured notes will not replicate exactly the performance of the underlying reference asset that the notes seek to replicate. Issuers of structured notes can vary and may include corporations, banks, broker-dealers and limited purpose trusts or other vehicles. Structured notes may be exchange traded or traded OTC and privately negotiated.

Alternative Strategies Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2025

At June 30, 2025, the aggregate value of such securities amounted to $13,613,798 and the value amounts to 93.3% of the net assets of the Fund.

Liquidity Risk - There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s structured notes and other investments are also subject to liquidity risk. Liquidity risk exists when investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Market Risk - An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.

5.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended June 30, 2025, amounted to $22,536,250 and $22,839,652, respectively.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of control of the portfolio under section 2(a)(9) of the 1940 Act. As of June 30, 2025, Charles Schwab held 27.5%, and Gregory H Sachs, an affiliate of the Fund, held 49.7%, of the Fund and each may be deemed to control the Fund.

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at June 30, 2025, was as follows:

Cost for Federal Tax purposes	$14,900,722

Unrealized Appreciation	$365,208
Unrealized Depreciation	(548,221)
Tax Net Unrealized Depreciation	$(183,013)

Alternative Strategies Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2025

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following fiscal years were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2025	June 30, 2024
Ordinary Income	$2,883,485	$2,495,502
Long-Term Capital Gain	—	—
Return of Capital	—	153,977
	$2,883,485	$2,649,479

As of June 30, 2025, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$17,734	$—	$(848,741)	$(10,367,482)	$(32,960)	$(183,013)	$(11,414,462)

The difference between book basis and tax basis distributable earnings unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, and to the tax adjustments for accrued dividends payable.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $ 848,741.

At June 30, 2025, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$4,116,256	$6,251,226	$10,367,482	$—

9.	REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

During the year ended June 30, 2025, the Fund completed four quarterly repurchase offers. In those offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The Fund may under officer approval increase the repurchase percentage above 5%. The results of those repurchase offers were as follows:

Class A	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	June 24, 2024	September 23, 2024	December 23, 2024	March 24, 2025
Repurchase Request Deadline	July 24, 2024	October 23, 2024	January 22, 2025	April 24, 2025
Repurchase Pricing Date	July 24, 2024	October 23, 2024	January 22, 2025	April 24, 2025
Net Asset Value as of Repurchase Offer Date	$14.98	$14.70	$14.81	$13.47
Amount Repurchased	$229,050	$712,668	$771,093	$783,637
Percentage of Outstanding Shares Repurchased	3.01%	9.27%	10.56%	12.92%

Alternative Strategies Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2025

Class C	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	June 24, 2024	September 23, 2024	December 23, 2024	March 24, 2025
Repurchase Request Deadline	July 24, 2024	October 23, 2024	January 22, 2025	April 24, 2025
Repurchase Pricing Date	July 24, 2024	October 23, 2024	January 22, 2025	April 24, 2025
Net Asset Value as of Repurchase Offer Date	$14.11	$13.83	$13.91	$12.63
Amount Repurchased	$32,502	$6,263	$1,412	$12,887
Percentage of Outstanding Shares Repurchased	5.32%	1.10%	0.25%	2.48%

Class I	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	June 24, 2024	September 23, 2024	December 23, 2024	March 24, 2025
Repurchase Request Deadline	July 24, 2024	October 23, 2024	January 22, 2025	April 24, 2025
Repurchase Pricing Date	July 24, 2024	October 23, 2024	January 22, 2025	April 24, 2025
Net Asset Value as of Repurchase Offer Date	$15.16	$14.87	$14.98	$13.64
Amount Repurchased	$27,954	$67,155	$11,141	$71,037
Percentage of Outstanding Shares Repurchased	0.38%	0.90%	0.14%	0.95%

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the following:

The Fund completed a quarterly repurchase offer on July 28, 2025 which resulted in 0.16%, 3.82% and 0.16% of Class A shares, Class C and Class I shares being repurchased for $10,223, $22,143, and $13,269 respectively.

At the August 28, 2025, meeting of the Board of Trustees, Mr. Sachs nominated himself, and two additional candidates, to serve as trustees of the Trust effective September 30, 2025, subject to shareholder approval. Shareholders will receive an information statement regarding the election.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Alternative Strategies Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Alternative Strategies Income Fund (the “Fund”) as of June 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended June 30, 2022, and prior, were audited by other auditors whose report dated August 29, 2022, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2025, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania

August 29, 2025

COHEN & COMPANY, LTD.
Registered with the Public Company Accounting Oversight Board
800.229.1099 I 866.818.4538 fax I cohenco.com

ADDITIONAL INFORMATION

Statement Regarding Basis for Approval of Investment Advisory Agreement

Alternative Strategies Income Fund - SCG Asset Management, LLC*

In connection with the regular meeting held on November 13-14, 2024 the Board of Trustees (the “Trustees”) of the Alternative Strategies Income Fund (the “Fund”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between the Fund and SCG Asset Management, LLC (“SCG”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that SCG was established in 2020 as a subsidiary of Sachs Capital Group, LP which was founded in 2008. The Trustees discussed that SCG was currently managing approximately $141 million in assets for institutional investors and high net-worth individuals in several strategies focused on opportunities for risk-adjusted returns through investments in structured products among other investments. The Trustees then reviewed the backgrounds of the key investment personnel at SCG, who are responsible for providing services to the Fund, taking into account their education and financial industry experience, and noting no material changes occurred over the past year. The Trustees noted that SCG’s personnel were well experienced with investing in structured notes and had the resources to handle the complex and research-intensive investment process involved with such a strategy. The Trustees noted that Gregory H. Sachs, SCG’s founding Chairman, Chief Executive Officer and Chief Investment Officer, had more than 30 years of asset management experience. The Trustees noted that SCG utilized a propriety model to analyze investable assets, and to further identify investable assets, SCG has a team of quantitative researchers and risk managers who run screens performing pre-investment stress tests. The Trustees also discussed SCG’s approach to risk management, noting that SCG applies risk management through sector and industry diversification, and the selection of notes that are less sensitive to market volatility. The Trustees noted that SCG is the valuation designee and discussed the SCG’s procedures to handle investments that may need to be fair valued. The Board noted that the SCG has progressively adjusted their progress to be more selective of investments while continuing to commit experienced resources to support the Fund. After a discussion, the Trustees concluded that SCG was expected to provide a high level of quality service to the Fund and its shareholders.

Performance. The Trustees noted that the Fund’s performance is not positive compared to its Peer Group Funds selection, provided by SCG, which consists of closed end interval funds with a strategy intended to generate income for end investors. The Trustees noted that the Fund had a yield of approximately 18%. The Trustees acknowledged that the Fund’s objective is income and discussed as to whether the Fund had achieved its objective over the prior year. The Trustees concluded that the Fund’s performance was not unreasonable and that SCG was implementing its strategy in accordance with the Fund’s prospectus.

Fees and Expenses. The Trustees compared the contractual management fee of the Fund to the fees and expenses of a peer group of funds provided by SCG with alternative investment strategies and some with similar fee structures. The Trustees noted that the Fund’s advisory fee was in the range of the peer group. The Trustees noted that the management of the Fund is very research intensive and actively managed, therefore may cost more than other funds to manage. The Trustees discussed the Fund’s current expense limitation agreement and the Adviser’s willingness to discuss breakpoints in the future as the Fund increases in assets. The Trustees concluded that the Fund’s advisory fee was not unreasonable in light of the services the Fund would receive from SCG under the Advisory Agreement, and the level of fees paid by a peer group of similarly managed funds.

Profitability. The Trustees reviewed the profitability analysis provided by SCG. The Trustees considered that SCG was not yet profitable. The Trustees concluded that excessive profitability was not an issue with respect to SCG’s relationship with the Fund.

Economies of Scale. The Trustees considered whether economies of scale had been reached with respect to the management of the Fund. The Trustees noted that the Fund had indicated a willingness to continue to evaluate the appropriateness of breakpoints when the Fund reached higher assets. The Trustees agreed that in light of the expense limitation agreement in place, and the Adviser’s willingness to consider breakpoints in the future, the absence of breakpoints at this time was acceptable.

Conclusion. Having requested and received such information from SCG as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Alternative Strategies Income Fund
TRUSTEES AND OFFICERS (Unaudited)
June 30, 2025

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Past Five Years
Anthony J. Hertl Born in 1950	Trustee Since June 2010; Chairman of the Board Since 2013.	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Satuit Capital Management Trust (2007-2019); Northern Lights Fund Trust (since 2005); Northern Lights Variable Trust (since 2006
Gary W. Lanzen Born in 1954	Trustee Since June 2010.	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	AdvisorOne Funds (since 2003); Northern Lights Fund Trust (since 2005); Northern Lights Variable Trust (since 2006); and previously, CLA Strategic Allocation Fund (2014-2015).
Mark H. Taylor Born in 1964	Trustee Since June 2010.	PhD (Accounting), CPA; Professor and Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (2019 – present); Professor and Department of Accountancy Chair, Case Western Reserve University (2009-2019); President, American Accounting Association (AAA) since August 2022 (President-Elect 2022-2023, President 2023-2024; Past President 2024-2025). AAA Vice President-Finance (2017-2020); President, Auditing Section of the AAA; Member, AICPA Auditing Standards Board (2009-2012); Academic Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006); Center for Audit Quality research grants (2014, 2012).	1	Northern Lights Fund Trust (since 2007); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007).
John V. Palancia Born in 1954	Trustee Since 2012	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust (since 2011); Northern Lights Fund Trust III (since 2012).

Alternative Strategies Income Fund
TRUSTEES AND OFFICERS (Unaudited)(Continued)
June 30, 2025

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Gregory Sachs Born in 1965	President Since June 2022.	Chairman and Chief Executive Officer of Sachs Capital Group LP and SCG Asset Management LLC (since 2020)	N/A	N/A
James Colantino Born in 1969	Treasurer Since 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions, LLC (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012- 2020.	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2013.	Director, Ultimus Fund Solutions, LLC (since 2024); Associate Director, Ultimus Fund Solutions, LLC (2022- 2024); Manager of Legal Administration, Ultimus Fund Solutions (2020-2022); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013-2018).	N/A	N/A
Michael Nanosky Born 1966	Chief Compliance Officer Since May, 2024	Vice President-Senior Compliance Officer, Northern Lights Compliance Services, LLC (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely.

**	The term “Fund Complex” refers to the Alternative Strategies Incomed Fund.

PRIVACY NOTICE

Rev. Feb 2014

FACTS	WHAT DOES ALTERNATIVE STRATEGIES INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■ Social Security number	■ Purchase History

	■ Assets	■ Account Balances

	■ Retirement Assets	■ Account Transactions

	■ Transaction History	■ Wire Transfer Instructions

■ Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alternative Strategies Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alternative Strategies Income Fund share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes –
to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes –
information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes –
information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-803-6583

Rev. Feb 2014

Who we are
Who is providing this notice?	Alternative Strategies Income Fund
What we do
How does Alternative Strategies Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Alternative Strategies Income Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Alternative Strategies Income Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Alternative Strategies Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Alternative Strategies Income Fund doesn’t jointly market.

Investment Adviser
SCG Asset Management, LLC
2132 Deep Water Lane, Suite 232
Naperville, IL 60565

Administrator
Ultimus Fund Solutions, LLC
225 Pictoria Drive Suite 450
Cincinnati, OH 45246

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-803-6583 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-PORT is available without charge, upon request, by calling 1-877-803-6583.

AltStrat-AR25

(b)       Not applicable

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	N/A

(c)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)	N/A

(f)	See Item 19(a)(1)

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that Anthony J. Hertl is an audit committee financial experts, as defined in Item 3 of Form N-CSR. Anthony J. Hertl is independent for purposes of this Item.

(a)(2) Not applicable.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2025      $29,500

2024      $34,787

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

2025 $3,500 2024 $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2025 and 2024 respectively.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the fiscal years ended June 30, 2024 and 2023 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable – Closed-End Fund

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 1

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, SCG Asset Management, LLC. (hereinafter, “SCG”, “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to direct investments in companies held in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes. Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance. Of greater importance is the skill set of the proposed board member. We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

There are arguments both in favor of and against shareholder rights plans, also known as poison pills. For example, such measures may tend to entrench or provide undue compensation to current management, which we generally consider to have a negative impact on shareholder value. Therefore, our preference is for a plan that places shareholder value in a priority position above interests of management.

SUMMARY OF PROXY VOTING PROCEDURES

As a fiduciary to its investors, SCG recognizes the need to actively manage and vote proxies and other shareholder actions and consents that may arise in the course of its investment advisory activities on behalf of its clients. However, due to the nature of the investments of the Fund and indirect exposure to underlying equity investments, we believe that it would be rare that SCG would be in a position to cast a vote or called upon to vote a proxy.

In the event that SCG does receive a proxy notice, shareholder consent, or is otherwise entitled to vote on any issue related to the investments of its advisory client accounts, SCG will process and vote all shareholder proxies and other actions in a timely manner insofar as SCG can determine based on the facts available to SCG at the time of its action, in the best interests of the affected SCG advisory client(s). Although SCG expects that proxies will generally be voted in a manner consistent with the guidelines set forth in this policy, there may be individual cases where, based on facts available to SCG, voting according to policy would not be in the best interests of the fund and its shareholders. In such cases, SCG may vote counter to the stated policy.

Proxy Voting Procedure

1) Notices received are reviewed by the Compliance Department;

2) Forwarded to the Research & Asset Allocation Department for review and voting decision;

3) Vote or consent entered according to SCG’s best judgment under the facts and circumstances presented. Such decision shall be made, documented and approved by the Research & Asset Allocation Department and at least one member of the Executive Committee;

4) Final review and sign-off by Compliance Department and filing with a copy in the Proxy Voting Log.

SCG may at any time, outsource Proxy Voting responsibilities to Institutional Shareholder Services (“ISS”) or similar service provider that the Executive Committee may approve, provided that such service provider votes each proxy based on decisions made by SCG.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-643-3431 and can also be found on the EDGAR database on the web at http://www.sec.gov. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

SCG Asset Management LLC (“SCG”) serves as the Fund’s investment adviser. As Chairman, CEO, and CIO (“Portfolio Manager”) of SCG, Gregory H. Sachs has primary responsibility for management of the Fund’s investment portfolio and has served the Fund in this capacity since December 2021.   Mr. Sachs is also the chairman and CEO of Sachs Capital Group, a private opportunistic investment firm focused on alternative investment opportunities in high-growth sectors.

As of June 30, 2025 the Portfolio Manager, was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts Subject to a Performance Based Fee	Total Assets Subject to a Performance Based Fee
Other Accounts	7	$120,428,425	0	$0

As SCG manages assets for other accounts (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, SCG may, directly or indirectly, receive fees from Client Accounts that are higher than the fees it receives from the Fund. In those instances, the Portfolio Manager may have an incentive to not favor the Fund over the Client Accounts. SCG has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The Portfolio Manager is not directly compensated (i.e. salary, bonus, deferred compensation, retirement, etc.) for his services related to SCG, either by the Fund or SCG Asset Management. The Portfolio Manager is the 100% indirect owner of SCG.

As of June 30, 2025, the Portfolio Manager’s ownership of the Fund was as follows:

Portfolio Manager	Dollar Range of Shares Owned
Mr. Gregory H. Sachs	>$1,000,000

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable

(b)       Not applicable

Item 19. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers. Exhibit 99.CODE

(a)(2) Not applicable

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto. Exhibit 99. CERT

(a)(4) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust Name: Alternative Strategies Income Fund

By	/s/ Gregory Sachs
Gregory Sachs
Principal Executive Officer/President
Date: 9/5/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gregory Sachs
Gregory Sachs
Principal Executive Officer/President
Date: 9/5/2025

By	/s/ Jim Colantino
Jim Colantino
Principal Financial Officer/Treasurer
Date: 9/5/2025